                                  Annual Report


-------------------------------------------------------------------------------
                                 Dreyfus Premier
                                  Balanced Fund
-------------------------------------------------------------------------------






                                October 31, 1997


                                     [LOGO]

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report the performance  for Dreyfus  Premier  Balanced Fund for the 12-month reporting period ended October 31, 1997, as shown in the following table:
                                                     Total Return*
                                                     ------------
         Class A                                         25.24%
         Class B                                         24.27%
         Class C                                         24.41%
         Class R                                         25.56%
         Hybrid  Index**                                 22.26%

   The Fund's Hybrid Index is composed of 60% Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and 40% Lehman Brothers Intermediate Government/Corporate Bond Index (Intermediate Government/Corporate Bond Index).** Because of the structure of the Fund's portfolio, a mix of stocks and bonds, its returns are not comparable to a market index composed entirely of either common stocks, such as the S&P 500 Index, or bonds, such as the Intermediate Government/Corporate Bond Index. The total returns of the S&P 500 Index and the Intermediate Government/Corporate Bond Index for the same period were 32.10% and 7.49%, respectively .***

Economic Review

   The U.S. economy has registered a step-up in growth in 1997 and the evidence coming in suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor have so far not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year, suppressed by the strong dollar, import competition and continued disinflation in health care.

   Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.

   Real Gross Domestic Product (GDP) growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and new orders imply continued strength. Even housing demand has reached new highs. Most incoming signals support sustained fast growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.

     Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.

Market Overview

   As the year progressed, fixed income investors became comfortable with the economic scenario of solid growth combined with low inflation. Long-term interest rates peaked in April with the 30-year U.S. Treasury Bond yielding 7.17%. By October, the 30-year U.S. Treasury had decreased in yield by 102 basis points to a level of 6.15%. The change in market sentiment, in particular over the last month of the reporting period, was due not only to low inflation prospects but also a certain amount of concern over the currency devaluation in some South Asian economies.

   Even though the equity markets stumbled badly in late October, the fiscal year ended October 31, 1997 saw solid gains. Measured by price changes alone, excluding income for the same 12-month period, the Dow Jones Industrial Average gained 23.58%, the S&P 500 Index 29.96%, the Nasdaq Composite 30.43% and the Russell 2000 Index, 27.52%. These were the gains after the drop that occured the last week in October, and before counting the rebounds that occurred in the first week of November.

   In retrospect, it appears as though stock valuations had been riding for a fall. There was weakness in March when the Fed raised interest rates for the first time in two years. By early summer, equity prices recovered and soared to new highs. Then, however, some nervousness set in, related mainly to concern about high stock valuations and fears of another Fed move to cool off the bubbling economy. Weakness was apparent mainly in companies with large capitalization, while smaller companies, such as those listed in the Russell 2000 Index, gained ground.

   As autumn leaves began to turn, the stock market as a whole regained its wind -- but not for long. The relatively high valuations that had prevailed were vulnerable to major unpleasant surprises. That came in late October from an unexpected source -- the Far East. Severe market setbacks in Hong Kong and Southeast Asia, together with drops in their foreign exchange rates, triggered the fall in the U.S. market.

   Richard Hoey, Chief Economist for The Dreyfus Corporation, reviewing the recent events, said that the U.S. stock market had a selling panic, followed by a buying panic. The underlying logic of it all was valuation, he observed.

     When the Dow Jones index peaked at above 8200 in early August, the stock market was simply discounting favorable U.S. fundamentals into high stock prices, said Hoey. The financial crisis in Asia was the trigger for a correction of the major problem for the U.S. stock market: high valuation.

   The market drop in Asia was caused by serious fundamental problems of excess productive capacity, overvalued real estate and a banking system crisis. European markets, of course, reacted to the Asian weakness, but less severely, because their economies are more stable. In the U.S., the sharp price drop, followed by a vigorous rebound, reflected an economy with much greater underlying strength.

   The influx of investors into stocks when the market fell was a good augury for the future. The American investing public appears to be convinced that equities are a good place to put money for the long term when their prices are attractive, despite the recent volatility of market averages.

Portfolio Focus -- General

   The Dreyfus Premier Balanced Fund provided returns in excess of its investment objective for the year ended October 31, 1997. The Fund makes strategic asset shifts based upon analysis of the relative value of stocks compared to bonds as well as the active management of both the stocks and bonds within the Fund.

   The Fund's allocation to stocks was higher than the normal 60% target through late June 1997. At that point in time, equity exposure was reduced to normal due primarily to a significant increase in stock market valuation. As of August 13, we reduced the Fund's equity exposure a second time to approximately 45%, with the resulting allocation tilted toward bonds. During the year ending October 31, 1997, the Fund's overall asset allocation was tilted toward the better performing asset class in eight of the 12 months relative to the Fund's normal benchmark; this asset strategy provided a significant contribution to the Fund's favorable performance.

Portfolio Focus -- Stocks

   The Fund's stock component outperformed the market as measured by the S&P 500
Index: 33.98% versus 32.10% for the 12-month period. The portfolio construction techniques that are utilized ensure broad diversification with exposure to all economic sectors. Stocks are selected based upon favorable earning profiles in
conjunction   with  attractive
price-based characteristics. The largest contribution to the equity performance was provided by security selection within the interest-sensitive and capital spending sectors.

Portfolio Focus -- Bonds

   During the later portion of the reporting period, fixed income investors experienced an increase in market volatility. Sparked by lower inflation reports and tempered economic growth, the bond market rallied in spite of generational lows in unemployment levels. The yield curve flattened throughout the reporting period suggesting investors expected the Fed to maintain a neutral monetary policy for the remainder of 1997. During the last week in October, investors sought a haven from a general worldwide decline in equity prices and bid up the prices of bonds even further after an already strong quarter. As a result, yields on the 10-year Treasury Notes closed the reporting period 86 basis points lower than from the beginning of the period, at a closing yield level of 5.83%.

   For the reporting period the fixed income portion of the Fund held a neutral duration relative to its fixed income benchmark, the Intermediate Government/Corporate Bond Index. The fixed income portion of the Fund held a relatively neutral allocation in government securities (75% for the Fund and 75% for the Index). The Fund also held a 4.14% allocation in mortgage securities to enhance the portfolio's overall yield. Until the asset allocation move, the fixed income portion of the Fund held overweighted positions in corporate securities in order to take advantage of the improving credit environment that has been enhanced by strong corporate earnings. This position was pared to underweight (20% for the Fund and 25% for the Index) after the asset allocation move, since corporate securities tend to have performance profiles similar to stock market performance. This shift enhanced performance, especially at the end of the reporting period as corporate securities underperformed other fixed income sectors in October in sympathy with stock market volatility.

   It is a pleasure and a privilege to serve your investment needs. We will continue to apply our disciplined approach to seeking a rewarding balance of investment returns on your behalf.

                                   Sincerely,

                  /s/ Ronald P. Gala                       /s/ Laurie Carroll

                 Ronald P. Gala                           Laurie Carroll

                                      Portfolio Managers

November 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid without taking into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.

** Under normal circumstances, the Fund invests approximately 60% of its assets in common stocks and 40% of its assets in bonds. However, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation.

*** SOURCES: (1) LIPPER ANALYTICAL SERVICES, INC. -- The Standard & Poor's 500 Composite Stock Price Index, which is a widely accepted unmanaged index of U.S. stock market performance. (2) LEHMAN BROTHERS -- The Lehman Brothers
Intermediate Government/Corporate Bond Index, which is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years. Reflects reinvestment of dividends and capital gains.

Dreyfus Premier Balanced Fund                                  October 31, 1997
-------------------------------------------------------------------------------

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER BALANCED FUND CLASS R SHARES WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK
     PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND
                        INDEX, THE LIPPER BALANCED FUNDS
                            INDEX AND A HYBRID INDEX




[INSERT GRAPH PLOT POINTS HERE!!!!!!!!]



$21,795
Standard & Poor's 500
Composite Stock
Price Index*

$18,599
Dreyfus Premier
Balanced Fund
(Class R Shares)

$17,703
Hybrid Index***

$16,269
Lipper Balanced Funds
Index*

$12,639
Lehman Brothers
Intermediate
Government/Corporate
Bond Index**


*   Source: Lipper Analytical Services, Inc.
**  Source: Lehman Brothers
*** Source: Lipper Analytical Services, Inc. and Lehman Brothers

---------------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus Premier Balanced Fund on 9/15/93 (Inception Date) to a $10,000 investment made on that date in each of the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, the Lipper Balanced Funds Index and a Hybrid Index, which are described below. For comparative purposes, the value of each index on 8/31/93 is used as the beginning value on 9/15/93. All dividends and capital gain distributions are reinvested. Components of the Hybrid Index are reallocated annually. Performance for Class A, Class B and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.


Dreyfus Premier Balanced Fund invests in common stocks and bonds. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The Lipper Balanced Funds Index is an equally-weighted performance index, adjusted for capital gain distributions and income dividends of the largest qualifying funds in this investment objective. The Indices do not take into account charges, fees and other expenses. The Hybrid Index is composed of 60% Standard & Poor's 500 Composite Stock Price Index and 40% Lehman Brothers Intermediate Government/Corporate Bond Index. Under normal circumstances, the Fund's total assets are allocated approximately 60% to common stocks and 40% to bonds; however, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Premier Balanced Fund                                  October 31, 1997
-------------------------------------------------------------------------------




                                          Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------
                                                 Class A Shares
------------------------------------------------------------------------------------------------------------------
                                                                                                  % Return
                                                                                                 Reflecting
                                                                           % Return Without    Maximum Initial
Period Ended 10/31/97                                                        Sales Charge   Sales Charge (5.75%)
---------------------                                                       ---------------  --------------------
1 Year                                                                            25.24%             18.01%
From Inception (4/14/94)                                                          19.56              17.60

                                                 Class B Shares
------------------------------------------------------------------------------------------------------------------
                                                                                             % Return Reflecting
                                                                                            Applicable Contingent
                                                                               % Return        Deferred Sales
                                                                              Assuming No        Charge Upon
Period Ended 10/31/97                                                         Redemption         Redemption*
---------------------                                                       ---------------  --------------------
1 Year                                                                            24.27%             20.27%
From Inception (12/19/94)                                                         22.79              22.08

                                                 Class C Shares
------------------------------------------------------------------------------------------------------------------
                                                                                             % Return Reflecting
                                                                                            Applicable Contingent
                                                                               % Return        Deferred Sales
                                                                              Assuming No        Charge Upon
Period Ended 10/31/97                                                         Redemption        Redemption**
---------------------                                                       ---------------  --------------------
1 Year                                                                            24.41%             23.41%
From Inception (12/19/94)                                                         22.90              22.90
                                                 Class R Shares
------------------------------------------------------------------------------------------------------------------
Period Ended 10/31/97
---------------------
1 Year                                                                            25.56%
From Inception (9/15/93)                                                          16.21

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1997

Common Stocks--48.7%                                                                         Shares                Value
--------------------------------------------------------------------------------            ---------          -------------
         Basic Industries--2.1%  Dow Chemical..................................                 5,700          $     517,275
                                 duPont (E.I.) de Nemours & Co.................                23,100              1,313,812
                                 Fort James....................................                20,762                823,992
                                 International Paper...........................                 5,700                256,500
                                 Morton International..........................                10,200                336,600
                                 Owens-Illinois.............................(a)                 8,400                289,800
                                 Potash Corporation of Saskatchewan............                 5,700                467,044
                                                                                                               -------------
                                                                                                                   4,005,023
                                                                                                               -------------

        Capital Spending--11.7%  Adaptec....................................(a)                11,700                566,719
                                 Altera.....................................(a)                 5,400                239,625
                                 American Power Conversion..................(a)                11,700                318,825
                                 BMC Software...............................(a)                 6,000                362,250
                                 Caterpillar...................................                27,300              1,399,125
                                 Ceridian...................................(a)                 8,100                316,406
                                 Cisco Systems..............................(a)                23,100              1,894,922
                                 Cognizant.....................................                 8,100                317,419
                                 Compaq Computer...............................                22,200              1,415,250
                                 Cummins Engine................................                 4,500                274,219
                                 Deere & Co....................................                15,900                836,738
                                 General Dynamics..............................                 4,500               365, 344
                                 General Electric..............................                27,000              1,743,188
                                 HFS........................................(a)                 4,800                338,400
                                 HealthCare COMPARE.........................(a)                 5,700                306,375
                                 Hewlett-Packard...............................                 9,900                610,706
                                 Ingersoll-Rand................................                10,350                403,003
                                 Intel.........................................                22,200              1,709,400
                                 International Business Machines...............                15,600              1,529,775
                                 Lexmark International Group, Cl.A..........(a)                 9,000                275,062
                                 Lucent Technologies...........................                10,200                840,863
                                 Microsoft..................................(a)                22,200              2,886,000
                                 Northrop Grumman..............................                 2,100                229,425
                                 Parker-Hannifin...............................                18,450                771,441
                                 Philips Electronics, N.V. (New York Shares)...                 3,300                258,637
                                 Raychem.......................................                 3,000                271,687
                                 Sun Microsystems...........................(a)                10,800                369,900
                                 Tellabs....................................(a)                18,600              1,004,400
                                 Thiokol.......................................                 3,000                274,687
                                 USA Waste Service..........................(a)                 5,100                188,700
                                 United Technologies...........................                 7,200                504,000
                                                                                                               -------------
                                                                                                                  22,822,491
                                                                                                               -------------

        Consumer Cyclical--5.7%  Callaway Golf.................................                 8,700                280,575
                                 Chrysler......................................                17,100                602,775
                                 Dayton Hudson.................................                16,800              1,055,250
                                 Dillard's, Cl. A..............................                 5,100                195,712
                                 Federated Department Stores................(a)                24,000              1,056,000
                                 Ford Motor....................................                18,900                825,694

Dreyfus Premier Balanced Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1997

Common Stocks (continued)                                                                    Shares                Value
-------------------------------------------------------------------------------            ----------          -------------
 Consumer Cyclical (continued)   Gannett.......................................                 4,800          $     252,300
                                 Gap...........................................                13,800                733,988
                                 General Motors................................                16,800              1,078,350
                                 Goodyear Tire & Rubber........................                 2,700                169,087
                                 King World Productions........................                 6,300                297,675
                                 MGM Grand..................................(a)                 5,700                250,088
                                 Magna International, Cl. A....................                 3,300                217,387
                                 Miller (Herman)...............................                 4,200                205,275
                                 New York Times, Cl. A.........................                14,700                804,825
                                 Payless ShoeSource.........................(a)                 2,400                133,800
                                 Safeway....................................(a)                17,700              1,028,813
                                 Sears, Roebuck & Co...........................                13,500                565,313
                                 TJX...........................................                21,900                648,787
                                 Tommy Hilfiger.............................(a)                 5,100                201,769
                                 Tricon Global Restaurants.....................                 1,200                 36,375
                                 V.F...........................................                 5,100                455,812
                                                                                                               -------------
                                                                                                                  11,095,650
                                                                                                               -------------

         Consumer Staples--5.4%  Anheuser-Busch................................                11,400                455,287
                                 Avon Products.................................                 8,700                569,850
                                 Campbell Soup.................................                10,200                525,937
                                 Clorox........................................                 6,600                462,000
                                 Coca-Cola.....................................                23,700              1,339,050
                                 Dean Foods....................................                 1,500                 70,969
                                 Dial..........................................                11,400                192,375
                                 General Mills.................................                11,100                732,600
                                 Heinz (H.J.)..................................                 5,700                264,694
                                 Interstate Bakeries...........................                 3,600                229,950
                                 Kellogg.......................................                11,400                490,912
                                 Lauder (Estee)................................                 4,200                186,638
                                 Newell........................................                 9,900                379,913
                                 PepsiCo.......................................                12,000                441,750
                                 Philip Morris ................................                36,000              1,426,500
                                 Procter & Gamble..............................                13,800                938,400
                                 Quaker Oats...................................                16,200                775,575
                                 Unilever, N.V. (New York Shares)...........(a)                13,200                704,550
                                 Universal Foods...............................                 8,000                315,500
                                                                                                               -------------
                                                                                                                  10,502,450
                                                                                                               -------------

                   Energy--4.9%  Atlantic Richfield............................                10,800                888,975
                                 Burlington Resources..........................                 9,000                440,437
                                 Chevron.......................................                19,500              1,617,281
                                 Coastal.......................................                 6,900                414,863
                                 Columbia Gas System...........................                 4,200                303,450
                                 Diamond Offshore Drilling.....................                 9,600                597,600
                                 Exxon.........................................                29,100              1,787,831
                                 NICOR ........................................                 3,300                127,256
                                 Phillips Petroleum............................                15,300                740,138


Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

Common Stocks (continued)                                                                    Shares                Value
-------------------------------------------------------------------------------            ----------          -------------
            Energy (continued)   Reading & Bates............................(a)                11,700          $     495,788
                                 Royal Dutch Petroleum (New York Shares).......                14,400                757,800
                                 Texaco........................................                12,300                700,331
                                 USX-Marathon Group............................                17,100                611,325
                                                                                                               -------------
                                                                                                                   9,483,075
                                                                                                               -------------

              Health Care--5.2%  Abbott Laboratories...........................                24,900              1,526,681
                                 Amgen .....................................(a)                16,200                797,850
                                 Becton, Dickinson & Co........................                 6,000                276,375
                                 Biomet........................................                10,500                261,844
                                 Bristol-Myers Squibb..........................                 9,300                816,075
                                 Health Management Association..............(a)                12,300                299,812
                                 HEALTHSOUTH................................(a)                29,700                759,206
                                 Johnson & Johnson.............................                30,600              1,755,675
                                 Merck & Co....................................                19,800              1,767,150
                                 Schering-Plough...............................                28,200              1,580,963
                                 Wellpoint Health Networks..................(a)                 5,700                260,775
                                                                                                               -------------
                                                                                                                  10,102,406
                                                                                                               -------------

       Interest Sensitive--8.0%  Ahmanson (H.F.) & Co..........................                10,800                637,200
                                 Allstate......................................                10,200                845,963
                                 Ambac Financial Group.........................                12,000                507,000
                                 American National Insurance...................                 1,500                144,000
                                 BankAmerica...................................                25,200              1,801,800
                                 Bankers Trust New York........................                 6,000                708,000
                                 Bear Stearns .................................                18,300                726,281
                                 Chase Manhattan...............................                 7,500                865,312
                                 Citicorp......................................                 6,300                787,894
                                 Comerica......................................                 6,600                521,812
                                 Conseco.......................................                14,400                628,200
                                 EXEL..........................................                16,200                979,088
                                 Federal National Mortgage Association.........                17,700                857,344
                                 First Chicago ................................                15,900              1,156,725
                                 First of America Bank.........................                 3,400                189,550
                                 Green Tree Financial..........................                10,800                454,950
                                 MGIC Investment...............................                 9,000                542,812
                                 Norwest.......................................                23,400                750,263
                                 Republic New York.............................                 3,000                317,437
                                 SLM Holding...................................                 7,200              1,010,700
                                 SouthTrust....................................                 4,200                201,600
                                 Travelers Group...............................                12,600                882,000
                                                                                                               -------------
                                                                                                                  15,515,931
                                                                                                               -------------

           Mining & Metals--.5%  Phelps Dodge..................................                 3,600                267,750
                                 Reynolds Metals...............................                 5,100                310,781
                                 USX-U.S. Steel Group..........................                11,400                387,600
                                                                                                               -------------
                                                                                                                     966,131
                                                                                                               -------------


Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

Common Stocks (continued)                                                                    Shares                Value
-------------------------------------------------------------------------------            ----------          -------------
            Transportation--.8%  AMR........................................(a)                 1,800          $     209,588
                                 Burlington Northern Santa Fe..................                 8,400                798,000
                                 Delta Air Lines...............................                 4,500                453,375
                                                                                                               -------------
                                                                                                                   1,460,963
                                                                                                               -------------

                Utilities--4.4%  AT&T..........................................                36,000              1,761,750
                                 Ameritech.....................................                27,000              1,755,000
                                 BellSouth.....................................                23,700              1,121,306
                                 Consolidated Edison...........................                15,900                544,575
                                 DQE...........................................                 7,800                241,313
                                 Entergy.......................................                18,000                439,875
                                 LCI International..........................(a)                11,200                289,800
                                 PacifiCorp....................................                18,300                396,881
                                 Pinnacle West Capital.........................                11,400                396,863
                                 SBC Communications............................                12,300                782,587
                                 Southern......................................                 9,600                220,200
                                 Vodafone Group, A.D.R.........................                12,600                691,425
                                                                                                               -------------
                                                                                                                   8,641,575
                                                                                                               -------------
                                 TOTAL COMMON STOCKS
                                    (cost $73,252,758).........................                                $  94,595,695
                                                                                                               -------------
                                                                                                               -------------

                                                                                            Principal
Bonds & Notes--43.1%                                                                         Amount
-------------------------------------------------------------------------------            ----------
        Basic Industries--4.7%   Aesop Funding, Notes,
                                    6.40%, 10/20/2003..........................          $  2,000,000          $   2,019,218
                                 Amoco, Notes,
                                    6.25%, 10/15/2004..........................             1,500,000              1,501,650
                                 duPont (E.I.) de Nemours & Co, Notes,
                                    6.50%, 9/1/2002............................             3,000,000              3,036,456
                                 General Motors Acceptance, Notes,
                                    7.75%, 1/15/1999...........................               500,000                510,131
                                 Norfolk Southern, Notes,
                                    6.70%, 5/1/2000............................             2,000,000              2,025,238
                                                                                                               -------------
                                                                                                                   9,092,693
                                                                                                               -------------

       Interest Sensitive--2.8%  ABN Amro Bank, Notes,
                                    7.55%, 6/28/2006...........................               700,000                747,373
                                 Citicorp, Notes,
                                    6.60%, 8/1/2000............................             2,000,000              2,028,228
                                 NBD Bancorp, Notes,
                                    7.125%, 5/15/2007..........................             1,500,000              1,556,211
                                 Republic New York, Deb.,
                                    9.75%, 12/1/2000...........................             1,000,000              1,104,046
                                                                                                               -------------
                                                                                                                   5,435,858
                                                                                                               -------------

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

                                                                                            Principal
Bonds & Notes (continued)                                                                    Amount                Value
-------------------------------------------------------------------------------          ------------          -------------
           Transportation--1.1%   CSX, Deb.,
                                    7.45%, 5/1/2007............................          $  2,000,000          $   2,113,838
                                                                                                               -------------
      U.S. Government &
                Agencies--34.5%  Federal Home Loan Mortgage Corporation:
                                    5.40%, 11/1/2000...........................               500,000                493,020
                                    7%, 1/1/2012...............................               851,888                864,394
                                 Federal National Mortgage Association:
                                    5.30%, 12/10/1998..........................             1,000,000                995,223
                                    6.64%, 7/2/2007............................             2,000,000              2,079,266
                                 Government National Mortgage Association:
                                    6.50%, 1/15/2011...........................               498,056                503,038
                                    6.50%, 3/15/2012...........................               494,141                496,613
                                    6.50%, 3/15/2012...........................               559,946                562,746
                                    7.50%, 4/15/2012...........................             1,055,949              1,086,963
                                    7.50%, 5/15/2012...........................               938,222                965,778
                                 U.S. Treasury Bonds:
                                    11.625%, 11/15/2002........................               500,000                625,703
                                    12.375%, 5/15/2004.........................               100,000                134,937
                                 U.S. Treasury Notes:
                                    5.875%, 1/31/1999..........................             2,000,000              2,005,938
                                    7%, 4/15/1999..............................             1,300,000              1,324,984
                                    6.375%, 5/15/1999..........................             4,510,000              4,557,919
                                    6.75%, 5/31/1999...........................             2,500,000              2,541,797
                                    6%, 6/30/1999..............................             4,410,000              4,436,184
                                    6.875%, 7/31/1999..........................             1,000,000              1,020,000
                                    8%, 8/15/1999..............................             2,000,000              2,078,438
                                    5.875%, 2/15/2000..........................             6,300,000              6,327,562
                                    6.875%, 3/31/2000..........................             2,500,000              2,566,016
                                    6.25%, 8/31/2000...........................             5,710,000              5,789,405
                                    5.75%, 10/31/2000..........................             1,200,000              1,201,500
                                    5.625%, 11/30/2000.........................               900,000                897,609
                                    5.50%, 12/31/2000..........................               100,000                 99,328
                                    5.25%, 1/31/2001...........................             1,000,000                987,031
                                    6.50%, 5/31/2001...........................             3,650,000              3,737,828
                                    5.875%, 11/30/2001.........................             1,300,000              1,305,484
                                    6.125%, 12/31/2001.........................             4,420,000              4,478,703
                                    6.25%, 6/30/2002...........................             1,410,000              1,436,437
                                    6.375%, 8/15/2002..........................             1,000,000              1,025,469
                                    5.75%, 8/15/2003...........................             4,500,000              4,485,235
                                    6.50%, 8/15/2005...........................             3,700,000              3,835,860
                                    7%, 7/15/2006..............................             2,000,000              2,143,438
                                                                                                               -------------
                                                                                                                  67,089,846
                                                                                                               -------------
                                 TOTAL BONDS & NOTES
                                    (cost $82,367,317).........................                                $  83,732,235
                                                                                                               -------------
                                                                                                               -------------

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

                                                                                            Principal
Short-Term Investments--7.9%                                                                  Amount               Value
-------------------------------------------------------------------------------           -------------        ------------
    Repurchase Agreements--7.6%   Goldman, Sachs & Co., Tri-Party Repurchase Agreement
                                    5.67% Dated 10/31/1997,
                                    Due 11/3/1997 in the amount of
                                    $14,739,166 (fully collateralized
                                    by $14,762,000 U.S. Treasury Notes,
                                    5.875%, 7/31/1999, value $15,034,248)......           $  14,739,166         $ 14,739,166
                                                                                                                ------------

       U.S. Treasury Bills--.3%   4.81%, 12/18/1997..........................(b)                560,000              556,416
                                                                                                                ------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $15,295,799).........................                                 $ 15,295,582

                                                                                                                ------------
                                                                                                                ------------
TOTAL INVESTMENTS (cost $170,915,874)..........................................                  99.7%          $193,623,512
                                                                                               -------          ------------
                                                                                               -------          ------------
CASH AND RECEIVABLES (NET).....................................................                    .3%          $    625,512
                                                                                               -------          ------------
                                                                                               -------          ------------
NET ASSETS.....................................................................                 100.0%          $194,249,024
                                                                                               -------          ------------
                                                                                               -------          ------------


Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Held by the custodian in a segregated account as collateral for open Financial Futures positions.



Statement of Financial Futures                                 October 31, 1997

                                                                                                     Unrealized
                                                                   Market Value                     Appreciation/
                                                                      Covered                      (Depreciation)
Financial Futures Purchased:                         Contracts     by Contracts      Expiration      at 10/31/97
                                                  --------------- -------------    --------------  ---------------
U.S. Treasury 5 Year Notes.......................       135         $14,634,844    December 1997       $278,438
Financial Futures Sold:
Standard & Poor's 500............................        20          (9,240,000)   December 1997        (43,000)
                                                                                                    -----------
                                                                                                       $235,438
                                                                                                    -----------
                                                                                                    -----------

                       See notes to financial statements.

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1997

                                                                                              Cost               Value
                                                                                          -------------      ------------
ASSETS:                       Investments in securities--See Statement of Investments      $170,915,874      $193,623,512
                              Cash.............................................                                    26,920
                              Receivable for investment securities sold........                                 1,806,282
                              Dividends and interest receivable................                                 1,591,127
                              Receivable for shares of Capital Stock subscribed                                   167,183
                                                                                                             ------------
                                                                                                              197,215,024
                                                                                                             ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   187,020
                              Due to Distributor...............................                                     7,918
                              Payable for investment securities purchased......                                 2,565,129
                              Payable for futures variation margin--Note 1(d)...                                  202,621
                              Payable for shares of Capital Stock redeemed.....                                     3,148
                              Commitment fees payable--Note 4...................                                      164
                                                                                                             ------------
                                                                                                                2,966,000
                                                                                                             ------------

NET ASSETS.....................................................................                              $194,249,024
                                                                                                             ------------
                                                                                                             ------------
REPRESENTED BY:               Paid-in capital..................................                              $142,667,152
                              Accumulated undistributed investment income--net..                                1,480,635
                              Accumulated net realized gain (loss) on investments                              27,158,161
                              Accumulated net unrealized appreciation (depreciation)
                                on investments (including $235,438 net unrealized
                                appreciation on financial futures)--Note 3......                               22,943,076
                                                                                                             ------------
NET ASSETS.....................................................................                              $194,249,024
                                                                                                             ------------
                                                                                                             ------------

                            NET ASSET VALUE PER SHARE
                            -------------------------

                                                      Class A         Class B         Class C         Class R
                                                   ------------    -------------    -------------   ------------
Net Assets.....................................     $14,686,611     $28,939,930       $2,017,462    $148,605,021
Shares Outstanding.............................         968,174       1,913,477          133,079       9,791,380
NET ASSET VALUE PER SHARE......................          $15.17          $15.12           $15.16          $15.18
                                                         ------          ------           ------          ------
                                                         ------          ------           ------          ------


                       See notes to financial statements.

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Statement of Operations                             Year Ended October 31, 1997

INVESTMENT INCOME

INCOME:                       Interest...................................               $  4,021,132
                              Cash dividends (net of $16,648 foreign taxes
                                withheld at source)......................                  1,799,757
                                                                                        ------------
                                   Total Income..........................                                     $ 5,820,889


EXPENSES:                     Management fee--Note 2(a)...................                 1,690,361
                              Distribution and service fees--Note 2(b)....                   208,768
                              Loan commitment fees--Note 4................                     2,000
                                                                                        ------------
                                   Total Expenses........................                                       1,901,129
                                                                                                              -----------

INVESTMENT INCOME--NET....................................................                                      3,919,760
                                                                                                              -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                              Net realized gain (loss) on investments....               $ 24,850,073
                              Net realized gain (loss) on financial futures:
                                Long transactions........................                  2,707,781
                                Short transactions.......................                    (32,783)
                                                                                        ------------
                                   Net Realized Gain (Loss)..............                                      27,525,071
                              Net unrealized appreciation (depreciation) on
                                investments [including ($158,362) net unrealized
                                (depreciation) on financial futures].....                                       5,329,817
                                                                                                              -----------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      32,854,888
                                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $36,774,648
                                                                                                              -----------
                                                                                                              -----------



                       See notes to financial statements.

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended          Year Ended
                                                                                       October 31, 1997    October 31, 1996
                                                                                          -------------      -------------
OPERATIONS:
   Investment income--net..................................................               $   3,919,760      $   3,110,853
   Net realized gain (loss) on investments................................                   27,525,071         14,166,699
   Net unrealized appreciation (depreciation) on investments..............                    5,329,817          3,609,857
                                                                                          -------------      -------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                   36,774,648         20,887,409
                                                                                          -------------      -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................                     (154,567)           (82,168)
      Class B shares......................................................                     (141,872)           (93,190)
      Class C shares......................................................                       (5,342)              (880)
      Class R shares......................................................                   (2,982,255)        (2,779,831)
   Net realized gain on investments:
      Class A shares......................................................                     (682,485)           (12,895)
      Class B shares......................................................                     (971,412)           (23,311)
      Class C shares......................................................                      (32,594)               (93)
      Class R shares......................................................                  (12,818,245)          (630,855)
                                                                                          -------------      -------------
         Total Dividends..................................................                  (17,788,772)        (3,623,223)
                                                                                          -------------      -------------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                    7,863,931          4,827,120
      Class B shares......................................................                   18,369,500          5,867,242
      Class C shares......................................................                    1,756,607            220,931
      Class R shares......................................................                   69,950,474         91,066,091
   Dividends reinvested:
      Class A shares......................................................                      760,627             80,519
      Class B shares......................................................                      871,660             85,124
      Class C shares......................................................                       31,235                935
      Class R shares......................................................                   15,788,268          3,412,336
   Cost of shares redeemed:
      Class A shares......................................................                   (1,580,413)          (821,065)
      Class B shares......................................................                   (1,697,888)          (790,373)
      Class C shares......................................................                     (167,194)            (3,092)
      Class R shares......................................................                  (82,080,975)       (78,467,084)
                                                                                          -------------      -------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions                   29,865,832         25,478,684
                                                                                          -------------      -------------
            Total Increase (Decrease) in Net Assets.......................                   48,851,708         42,742,870
NET ASSETS:
   Beginning of Period....................................................                  145,397,316        102,654,446
                                                                                          -------------      -------------
   End of Period..........................................................                $ 194,249,024      $ 145,397,316
                                                                                          -------------      -------------
                                                                                          -------------      -------------
Undistributed investment income--net.......................................               $   1,480,635      $     844,911
                                                                                          -------------      -------------


                       See notes to financial statements.

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                     Shares
                                                                                     ------------------------------------
                                                                                        Year Ended         Year Ended
                                                                                     October 31, 1997   October 31, 1996
                                                                                     -----------------  ------------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   Shares sold................................................................               562,517          376,308
   Shares issued for dividends reinvested.....................................                60,307            6,409
   Shares redeemed............................................................              (112,372)         (63,542)
                                                                                       -------------     ------------
                              Net Increase (Decrease) in Shares Outstanding...               510,452          319,175
                                                                                       -------------     ------------
                                                                                       -------------     ------------
   Class B
   Shares sold................................................................             1,295,362          459,770
   Shares issued for dividends reinvested.....................................                69,418            6,805
   Shares redeemed............................................................              (119,340)         (60,720)
                                                                                       -------------     ------------
                              Net Increase (Decrease) in Shares Outstanding...             1,245,440          405,855
                                                                                       -------------     ------------
                                                                                       -------------     ------------
   Class C
   Shares sold................................................................               124,488           16,995
   Shares issued for dividends reinvested.....................................                 2,483               74
   Shares redeemed............................................................               (11,240)            (238)
                                                                                       -------------     ------------
                              Net Increase (Decrease) in Shares Outstanding...               115,731           16,831
                                                                                       -------------     ------------
                                                                                       -------------     ------------
   Class R
   Shares sold................................................................             5,165,821        6,955,109
   Shares issued for dividends reinvested.....................................             1,252,558          274,851
   Shares redeemed............................................................            (6,084,742)      (5,985,999)
                                                                                       -------------     ------------
                              Net Increase (Decrease) in Shares Outstanding...               333,637        1,243,961
                                                                                       -------------     ------------
                                                                                       -------------     ------------


                       See notes to financial statements.

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                                    ---------------------------------------------
                                                                               Year Ended October 31,
                                                                    ---------------------------------------------
PER SHARE DATA:                                                      1997        1996         1995      1994(1,2)
                                                                    ------       ------      ------      ------
   Net asset value, beginning of period.......................      $13.71       $11.91      $10.08      $ 9.73
                                                                    ------       ------      ------      ------
   Investment Operations:
   Investment income--net......................................        .34          .31         .28         .11
   Net realized and unrealized gain (loss) on investments.....        2.77         1.88        1.82         .34
                                                                    ------       ------      ------      ------
   Total from Investment Operations...........................        3.11         2.19        2.10         .45
                                                                    ------       ------      ------      ------
   Distributions:
   Dividends from investment income--net.......................       (.28)        (.31)       (.27)       (.10)
   Dividends from net realized gain on investments............       (1.37)        (.08)        --          --
                                                                    ------       ------      ------      ------
   Total Distributions........................................       (1.65)        (.39)       (.27)       (.10)
                                                                    ------       ------      ------      ------
   Net asset value, end of period.............................      $15.17       $13.71      $11.91      $10.08
                                                                    ------       ------      ------      ------
                                                                    ------       ------      ------      ------
TOTAL INVESTMENT RETURN(3)....................................      25.24%        18.71%      21.17%       4.68%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of  expenses to average net assets...................       1.25%         1.25%       1.25%        .71%(4,5)
   Ratio of net investment income to average net assets.......       2.21%         2.39%       2.65%       1.09%(4,5)
   Portfolio Turnover Rate....................................      98.88%        85.21%      53.20%      83.00%
   Average commission rate paid(6)............................     $.0511        $.0540         --          --
   Net Assets, end of period (000's Omitted)..................    $14,687        $6,275      $1,650      $1,798

------------------------

(1) The Fund commenced selling Investor shares on April 14, 1994. On October 17, 1994, Investor shares were redesignated as Class A shares.

(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(3)  Exclusive of sales load.

(4)  Not annualized.

(5)  These ratios have been restated to reflect current year's presentation.

(6) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                            Class B Shares
                                                                                    -------------------------------
                                                                                        Year Ended October 31,
                                                                                    -------------------------------
PER SHARE DATA:                                                                      1997        1996       1995(1)
                                                                                    ------      ------      ------
   Net asset value, beginning of period......................................       $13.68      $11.89      $ 9.76
                                                                                    ------      ------      ------
   Investment Operations:
   Investment income--net.....................................................         .23         .21         .14
   Net realized and unrealized gain (loss) on investments....................         2.77        1.87        2.11
                                                                                    ------      ------      ------
   Total from Investment Operations..........................................         3.00        2.08        2.25
                                                                                    ------      ------      ------
   Distributions:
   Dividends from investment income--net......................................        (.19)       (.21)       (.12)
   Dividends from net realized gain on investments...........................        (1.37)       (.08)        --
                                                                                    ------      ------      ------
   Total Distributions.......................................................        (1.56)       (.29)       (.12)
                                                                                    ------      ------      ------
   Net asset value, end of period............................................       $15.12      $13.68      $11.89
                                                                                    ------      ------      ------
                                                                                    ------      ------      ------
TOTAL INVESTMENT RETURN......................................................        24.27%      17.76%      23.19%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................         2.00%       2.00%       1.73%(2)
   Ratio of net investment income to average net assets......................         1.47%       1.65%       2.16%(2)
   Portfolio Turnover Rate...................................................        98.88%      85.21%      53.20%
   Average commission rate paid (3)..........................................       $.0511      $.0540        --
   Net Assets, end of period (000's Omitted).................................      $28,940      $9,141      $3,118

------------------------
(1) The Fund commenced selling Class B shares on December 20, 1994.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Class C Shares
                                                                                    -------------------------------
                                                                                       Year Ended October 31,
                                                                                    -------------------------------
PER SHARE DATA:                                                                      1997        1996       1995(1)
                                                                                    ------      ------      ------
   Net asset value, beginning of period......................................       $13.70      $11.90      $ 9.76
                                                                                    ------      ------      ------
   Investment Operations:
   Investment income--net.....................................................         .24         .25         .11
   Net realized and unrealized gain (loss) on investments....................         2.78        1.84        2.15
                                                                                    ------      ------      ------
   Total from Investment Operations..........................................         3.02        2.09        2.26
                                                                                    ------      ------      ------
   Distributions:
   Dividends from investment income--net......................................        (.19)       (.21)       (.12)
   Dividends from net realized gain on investments...........................        (1.37)       (.08)        --
                                                                                    ------      ------      ------
   Total Distributions.......................................................        (1.56)       (.29)       (.12)
                                                                                    ------      ------      ------
   Net asset value, end of period............................................       $15.16      $13.70      $11.90
                                                                                    ------      ------      ------
                                                                                    ------      ------      ------
TOTAL INVESTMENT RETURN......................................................        24.41%      17.83%      23.29%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................         2.00%       2.00%       1.73%(2)
   Ratio of net investment income to average net assets......................         1.47%       1.62%       2.16%(2)
   Portfolio Turnover Rate...................................................        98.88%      85.21%      53.20%
   Average commission rate paid (3)..........................................       $.0511      $.0540         --
   Net Assets, end of period (000's Omitted).................................       $2,017        $237          $6

-------------------------------
(1) The Fund commenced selling Class C shares on December 20, 1994.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Premier Balanced Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Class R Shares
                                                                  -----------------------------------------------
                                                                              Year Ended October 31,
                                                                  -----------------------------------------------
PER SHARE DATA:                                                    1997       1996     1995     1994(1)   1993(2)
                                                                  ------     ------   ------    ------    ------
   Net asset value, beginning of period....................       $13.72     $11.92   $10.09    $10.18    $10.00
                                                                  ------     ------   ------    ------    ------
   Investment Operations:
   Investment income--net...................................         .36       .34       .31       .20(3)    .02
   Net realized and unrealized gain (loss) on investments..         2.79      1.88      1.81      (.13)      .16
                                                                  ------     ------   ------    ------    ------
   Total from Investment Operations........................         3.15      2.22      2.12       .07       .18
                                                                  ------     ------   ------    ------    ------
   Distributions:
   Dividends from investment income--net....................        (.32)     (.34)     (.29)     (.16)       --
   Dividends from net realized gain on investments.........        (1.37)     (.08)      --        --         --
                                                                  ------     ------   ------    ------    ------
   Total Distributions.....................................        (1.69)    (.42)     (.29)      (.16)       --
                                                                  ------     ------   ------    ------    ------
   Net asset value, end of period.........................        $15.18    $13.72    $11.92    $10.09    $10.18
                                                                  ------     ------   ------    ------    ------
                                                                  ------     ------   ------    ------    ------
TOTAL INVESTMENT RETURN....................................        25.56%     18.99%   21.46%      .68%     1.80%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.................         1.00%     1.00%     1.00%     1.04%(5)   .15%(4,6,7)
   Ratio of net investment income to average net assets....         2.44%     2.68%     2.89%     2.23%      .25%(4,7)
   Portfolio Turnover Rate.................................        98.88%    85.21%    53.20%    83.00%      --
   Average commission rate paid(8).........................       $.0511    $.0540      --         --        --
   Net Assets, end of period (000's Omitted)...............     $148,605  $129,744   $97,881   $75,720   $28,904

------------------------

(1) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(2) The Fund commenced operations on September 15, 1993. On April 14, 1994, the Fund commenced selling Investor shares. Those shares outstanding prior to April 14, 1994 were designated as Trust shares. On October 17, 1994, Trust shares were redesignated as Class R shares.
(3) Net investment income before reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was $.2031. The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuations of market values of the portfolio.
(4)  Not annualized.
(5) Expense ratio before voluntary reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was 1.09%.
(6) For the period ended September 30, 1993 (commencement of operations) to October 31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $.0109.
(7)  These ratios have been restated to reflect current year's presentation.
(8) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities. See notes to financial statements.

                           See notes to financial statements.

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Balanced Fund (the "Fund") is a series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering seventeen series including the Fund. The Fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Intermediate Government/Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the Fund's investment manager. The
Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   On January 31, 1997, the Fund's Directors approved a change to the Fund's name, effective March 1, 1997, from "Premier Balanced Fund" to "Dreyfus Premier Balanced Fund."

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1997, and their related unrealized appreciation/depreciation are set forth in the Statement of Financial Futures.

   (e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of the net realized gains on the fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   On November 4, 1997, the Board of Directors declared dividends from net investment income for the Class A, Class B, Class C and Class R shares in the amount of $.1100, $.0813, $.0812 and $.1197 per share, respectively, payable on November 5, 1997 to shareholders of record on November 4, 1997.

   (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   (b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to
 .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an
affiliate  of  the  Manager,  for  shareholder   servicing  activities  and  the
Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended October 31, 1997, the Fund was charged $26,135, $129,187 and $7,788 for Class A, Class B and Class C shares, respectively, pursuant to the Plan. During the period ended October 31, 1997, the Fund was charged $43,062 and $2,596 for Class B and Class C shares, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1997 amounted to $174,436,959 and $152,338,879, respectively.

   At October 31, 1997,  accumulated net unrealized  appreciation on investments
and  financial   futures  was  $22,943,076,   consisting  of  $24,295,380  gross
unrealized appreciation and $1,352,304 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

Dreyfus Premier Balanced Fund
-------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments and statement of financial futures, of Dreyfus Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods indicated herein, in conformity with generally accepted accounting principles.

                                    KPMG Peat Marwick LLP

New York, New York
December 17, 1997




Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $1.050 per share as a long-term capital gain distribution paid on December 13, 1996.

   The Fund also designates 19.45% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax return.

Dreyfus Premier Balanced Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.         342/642/652/742AR9710